UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2006

Tower Tech Holdings Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

101 South 16th Street, P.O. Box 1957
Manitowoc, Wisconsin 54221-1957
(Address of Principal Executive Offices and Zip Code)

(920) 684-5531
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Tower Tech Holdings Inc. (the “Company”) is filing this Current Report on Form 8-K/A in order to amend the disclosure under Item 5.03 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2006 (the “Original 8-K”), and to attach as an exhibit to the Original 8-K the Company’s Amended Bylaws.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

Amendment of Bylaws

Effective February 7, 2006, the Company’s Board of Directors unanimously adopted Amended Bylaws, in connection with the Acquisition and Share Exchange Agreement among Blackfoot Enterprises, Inc., Tower Tech Systems, Inc, and the shareholders of Tower Tech Systems, Inc., which transaction was disclosed under Item 2.01 of the Original 8-K and is incorporated herein by reference.  A copy of the Company’s Amended Bylaws is attached to this Current Report on Form 8-K/A as Exhibit 3.2, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 3.2	Amended Bylaws of Tower Tech Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2007

TOWER TECH HOLDINGS INC.

	By:	/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended Bylaws of Tower Tech Holdings Inc.